UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2019

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of Notes

On February 13, 2019, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), issued in private offerings to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States under Regulation S under the Securities Act: (i) $4.0 billion combined aggregate principal amount of 6.25% Senior Secured Notes due 2026, which consisted of $3.8 billion aggregate principal amount of 6.25% Senior Secured Notes due 2026 at an issue price of 100% of the principal amount thereof that TransDigm agreed to sell on January 30, 2019 (the “Initial Secured Notes”) and $200 million aggregate principal amount of 6.25% Senior Secured Notes due 2026 at an issue price of 101% of the principal amount thereof that TransDigm agreed to sell on February 1, 2019 (the “Additional Secured Notes” and, together with the Initial Secured Notes, the “Secured Notes”); and (ii) $550 million aggregate principal amount of 7.50% Senior Subordinated Notes due 2027 (the “Subordinated Notes” and, together with the Secured Notes, the “Notes”) at an issue price of 100% of the principal amount thereof.

Secured Notes

All $4.0 billion aggregate principal amount of the Secured Notes constitute a single class of notes and were issued under a single indenture, dated as of February 13, 2019 (the “Secured Notes Indenture”), among TransDigm, as issuer, TD Group, TransDigm UK Holdings plc (“TD UK”) and the other subsidiaries of TransDigm named therein, as guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee and US collateral agent, and The Bank of New York Mellon, as UK collateral agent. The Secured Notes are secured by a first-priority security interest in substantially all the assets of TransDigm, TD Group, TD UK and each other guarantor on an equal and ratable basis with any other existing and future senior secured debt, including indebtedness under TransDigm’s senior secured credit facilities.

The Secured Notes bear interest at the rate of 6.25% per annum, which accrues from February 13, 2019 and is payable semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 2019. The Secured Notes mature on March 15, 2026, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Secured Notes Indenture.

TransDigm may redeem some or all of the Secured Notes at the redemption prices and on the terms specified in the Secured Notes Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the Secured Notes on the terms set forth in the Secured Notes Indenture.

Additionally, the Secured Notes will be subject to a special mandatory redemption at a redemption price of 100% of the issue price of the Secured Notes, plus accrued and unpaid interest, if (a) the acquisition (the “Esterline Acquisition”) of all of the outstanding stock of Esterline Technologies Corporation is not consummated, or the purchase agreement for the Esterline Acquisition is terminated, on or prior to the later of October 9, 2019 and the End Date (as defined in the purchase agreement for the Esterline Acquisition) or (b) TransDigm notifies the trustee in writing, or otherwise announces, that it will not pursue the consummation of the Esterline Acquisition.

The Secured Notes are senior secured obligations of TransDigm and rank equally in right of payment with all of TransDigm’s existing and future senior secured debt, including indebtedness under TransDigm’s existing senior secured credit facilities, and are senior in right of payment to all of TransDigm’s existing and future senior subordinated debt, including the Subordinated Notes, TransDigm’s other outstanding senior subordinated notes and TransDigm’s guarantees in respect of TD UK’s outstanding senior subordinated notes. The Secured Notes are guaranteed on a senior secured basis by TD Group, TD UK and TransDigm’s wholly-owned US subsidiaries named in the Secured Notes Indenture. The guarantees of the Secured Notes rank equally in right of payment with all of the guarantors’ existing and future senior secured debt and are senior in right of payment to all of their existing and future senior subordinated debt. The Secured Notes are structurally subordinated to all of the liabilities of TransDigm’s non-guarantor subsidiaries.

The Secured Notes Indenture contains certain covenants that, among other things, limit TransDigm’s ability, and the ability of certain of its subsidiaries, to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, make certain investments, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, incur or suffer to exist liens securing indebtedness and engage in certain business activities. The Secured Notes Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TD Group or TransDigm, all outstanding Secured Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Secured Notes may declare all Secured Notes to be due and payable immediately.

Subordinated Notes

The Subordinated Notes were issued pursuant to an indenture, dated as of February 13, 2019 (the “Subordinated Notes Indenture”), among TransDigm, as issuer, TD Group, TD UK and the other subsidiaries of TransDigm named therein, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Subordinated Notes bear interest at the rate of 7.50% per annum, which accrues from February 13, 2019 and is payable in arrears on March 15 and September 15 of each year, commencing on September 15, 2019. The Subordinated Notes mature on March 15, 2027, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Subordinated Notes Indenture.

TransDigm may redeem some or all of the Subordinated Notes at the redemption prices and on the terms specified in the Subordinated Notes Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the Notes on the terms set forth in the Subordinated Notes Indenture.

The Subordinated Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the Subordinated Notes. The Subordinated Notes are guaranteed on a senior subordinated unsecured basis by TD Group, TD UK and TransDigm’s wholly-owned US subsidiaries named in the Subordinated Notes Indenture. The guarantees of the Subordinated Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the Subordinated Notes. The Subordinated Notes are structurally subordinated to all of the liabilities of TransDigm’s non-guarantor subsidiaries.

The Subordinated Notes Indenture contains certain covenants that, among other things, limit TransDigm’s ability, and the ability of certain of its subsidiaries, to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, make certain investments, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, incur or suffer to exist liens securing indebtedness and engage in certain business activities. The Subordinated Notes Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TD Group or TransDigm, all outstanding Subordinated Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Subordinated Notes may declare all Subordinated Notes to be due and payable immediately.

Subordinated Notes Registration Rights Agreement

In connection with the issuance of the Subordinated Notes, TransDigm, TD Group, TD UK, TransDigm’s other subsidiary guarantors party thereto, and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives for the initial purchasers listed therein, entered into a registration rights agreement relating to the Subordinated Notes, dated February 13, 2019 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, TransDigm and the guarantors agreed, for the benefit of the holders of the Subordinated Notes, that they will file with the Securities and Exchange Commission (the “SEC”) within 210 days after the date the Subordinated Notes were issued, and use their commercially reasonable efforts to cause to become effective within 300 days after the date the Subordinated Notes were issued, one or more registration statements (collectively, the “exchange offer registration statement”) relating to an offer to exchange the Subordinated Notes for an issue of SEC-registered notes with terms identical to the Subordinated Notes (except that such exchange notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the guarantors have agreed to use their reasonable best efforts to cause to become effective one or more shelf registration statements (collectively, the “shelf registration statement”) relating to resales of the Subordinated Notes and to keep such shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all Subordinated Notes covered by such shelf registration statement have been sold.

If the exchange offer registration statement is not filed on or prior to the 210th day after February 13, 2019, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC on or prior to the 300th day after February 13, 2019, the exchange offer is not completed within 40 days after the effective date of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of transfer-restricted Subordinated Notes for the first 90-day period immediately thereafter, and increasing by an additional $0.05 per week per $1,000 principal amount of transfer-restricted Subordinated Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rate will revert to the interest rate on the date the Subordinated Notes were originally issued.

The above summaries of the Secured Notes Indenture, Subordinated Notes Indenture and the Registration Rights Agreement are qualified in their entirety by reference to Secured Notes Indenture, Subordinated Notes Indenture and the Registration Rights Agreement, which are attached hereto as Exhibits 4.1, 4.3 and 4.5, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On February 13, 2019, TD Group issued a press release (the “Press Release”) announcing that TransDigm had successfully completed the previously announced private offerings of the Secured Notes and Subordinated Notes. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and US collateral agent, and The Bank of New York Mellon, as UK collateral agent, relating to TransDigm Inc.’s 6.25% Senior Secured Notes due 2026.

4.2	Form of 6.25% Senior Secured Notes due 2026 (included in Exhibit 4.1).

4.3	Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7.50% Senior Subordinated Notes due 2027.

4.4	Form of 7.50% Senior Subordinated Notes due 2027 (included in Exhibit 4.3).

4.5	Registration Rights Agreement, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives for the initial purchasers listed therein.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman Title: Chief Financial Officer

Dated: February 13, 2019